BUCS FINANCIAL CORP. ANNOUNCES 2003 RESULTS

OWINGS MILLS, Md., Mar. 2, 2004 / -- BUCS Financial Corp., (the "Company") (OTC Bulletin Board: BUCS) the holding company for BUCS Federal Bank today announced financial results for 2003.

The balance sheet for the Company showed strong growth for 2003. Total assets for the consolidated entity were $118,319,000 on December 31, 2003, compared to $96,786,000 at December 31, 2002, a 22% increase. Total deposits at December 31, 2003, were $84,187,000 an increase of 14% from December 31, 2002. Net loans grew by 16% to $77,128,000 at December 31, 2003. Non-performing loans were $44,000 or 0.05% of the total loan portfolio at December 31, 2003.

Despite the increased non-interest expenses related to opening two new branch offices and a new computer operations center in January 2003, September 2003, and October 2003 respectively, net income for the year ended December 31, 2003 was $460,007 or $1.24 per diluted share compared to $465,557 or $1.21 per diluted share for the year ended December 31, 2002. The per share amounts have been retroactively adjusted for the 10% stock dividend declared on December 22, 2003.


"We believe the investments we have made in people, technology, and facilities are key in growing the asset base of the Company. We were able to double the number of branches we operate, expand our market presence, and improve shareholder earnings per share relative to the prior year. We expect the branch network, people, and technologies we put into place in 2003 to help us continue our asset growth" commented Herbert Moltzan, President and CEO of BUCS Federal Bank and BUCS Financial Corp.


BUCS Financial Corp., also owns an insurance subsidiary, Armor Insurance Group, a licensed insurance broker, offering property and casualty, life, and health insurance through its office in Ellicott City, MD. Armor Insurance Group generated approximately $440,000 in gross commission revenue from the sale of these insurance products in 2003, an increase of over 18% from 2002.


The foregoing material contains forward-looking statements concerning the financial condition, results of operations and business of the Company. We caution that such statements are subject to a number of uncertainties and actual results could differ materially and, therefore, readers should not place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

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
                      BUCS FINANCIAL CORP AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                  AS OF DECEMBER 31, 2003 AND DECEMBER 31, 2002
                                   (Unaudited)

                                                                                  December 31    December 31
                                                                                     2003           2002
                                                                                ------------    ------------

                      ASSETS
                      ------
Cash and cash equivalents                                                        $ 3,486,463     $ 4,094,866
Securities available for sale                                                     16,988,850      20,023,154
Securities held to maturity                                                       11,204,342       1,430,628

Loans receivable                                                                  77,759,069      66,916,522
Allowance for loan losses                                                           (630,702)       (579,627)
                                                                                ------------    ------------
Loans receivable, net                                                             77,128,367      66,336,895

Accrued interest receivable                                                          409,549         321,214
Property and equipment, net                                                        4,683,974       2,920,855
Investment required by law - Federal Home Loan Bank Stock                          1,140,000         875,000
Goodwill                                                                             165,668         165,667
Other Intangible assets                                                              298,858         229,762
Bank Owned Life Insurance                                                          2,045,410               -
Prepaid expenses and other assets                                                    767,735         387,696
                                                                                ------------    ------------
                Total Assets                                                    $118,319,216    $ 96,785,737
                                                                                ============    ============


                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------
Liabilities:
        Deposits                                                                $ 84,187,323    $ 73,654,190
        Accounts payable and other liabilities                                       803,825         794,475
        Borrowed funds - Federal Home Loan Bank                                   20,300,000      12,500,000
        Notes payable                                                                 30,000         168,000
        Guaranteed preferred beneficial interest in Company's
         subordinated debt                                                         3,000,000               -
                                                                                ------------    ------------
              Total Liabilities                                                  108,321,148      87,116,665
                                                                                ------------    ------------
Stockholders' Equity:
        Preferred stock, par value $0.10 per share, 2,000,000 shares                       -               -
             authorized, 0 shares issued and outstanding
        Common stock, par value $0.10 per share, 5,000,000 shares
             authorized, 364,585 shares issued and outstanding
             at December 31, 2003 and December 31, 2002                               36,459          36,459
        Stock dividends distributable                                                  3,640
        Additional paid-in capital                                                 4,117,839       3,140,377
        Retained earnings                                                          6,021,020       6,486,967
       Unallocated common stock held by Employee Stock Ownership
            Plan ("ESOP")                                                           (233,352)       (265,762)
        Accumulated other comprehensive income                                        52,462         271,031
                                                                                ------------    ------------
              Total Stockholders' Equity                                           9,998,068       9,669,072
                                                                                ------------    ------------
                Total Liabilities and Stockholders' Equity                      $118,319,216    $ 96,785,737
                                                                                ============    ============

                      BUCS FINANCIAL CORP AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
                                   (Unaudited)

                                                           2003          2002
                                                      -----------    -----------
Interest Income
     Loans receivable                                 $ 4,327,118    $ 4,286,016
     Investment securities                              1,328,229      1,209,014
                                                      -----------    -----------
          Total interest income                         5,655,347      5,495,030
                                                      -----------    -----------
Interest expense
     Deposits                                           1,667,484      1,930,086
     Borrowed funds                                       727,886        601,783
                                                      -----------    -----------
          Total interest expense                        2,395,370      2,531,869
                                                      -----------    -----------
          Net interest income                           3,259,977      2,963,161

Provision for loan losses                                 255,427        216,000
                                                      -----------    -----------
Net interest income after provision for
  loan losses                                           3,004,550      2,747,161
                                                      -----------    -----------
Noninterest income
     Fees and service charges                           2,348,807      1,783,586
     Gain on sale of investment securities                 23,720         60,140
     Gain on sale of loans                                 36,996           --
     Fee to process and maintain cash facility            120,000        120,000
     Commission income                                    440,260        371,201
     Other                                                   --            1,121
                                                      -----------    -----------
          Total noninterest income                      2,969,783      2,336,048
                                                      -----------    -----------
                                                        5,974,333      5,083,209
                                                      -----------    -----------
Noninterest expense
     Compensation and benefits                          2,599,258      2,197,388
     Professional fees                                    197,166        200,374
     Occupancy expense                                    865,468        846,661
     Office operations                                    940,915        590,295
     Advertising and marketing expense                    363,862        191,335
     Other operating expense                              287,322        318,155
                                                      -----------    -----------
          Total noninterest expense                     5,253,991      4,344,208
                                                      -----------    -----------
Income before income taxes                                720,342        739,001
Income taxes                                              260,335        273,424
                                                      -----------    -----------
Net income                                                460,007        465,577

Net change in unrealized (losses)/gains
   on securities available for sale, net
   of deferred income tax benefit                        (218,518)       288,286
                                                      -----------    -----------
Total comprehensve income                             $   241,488    $   753,863
                                                      ===========    ===========
Earnings per share - basic                            $      1.24           1.21
                                                      -----------    -----------
Shares used in computing basic earnings
   per share                                               71,750        383,539
                                                      ===========    ===========
Earnings per share - diluted                          $      1.24    $      1.21
                                                      -----------    -----------
Shares used in computing diluted earnings
   per share                                              372,405        383,539
                                                      ===========    ===========

                               PERFORMANCE RATIOS


                                                             12 MONTHS ENDED
                                                                December 31
                                                            -------------------
                                                            2003         2002
Return on Average Assets                                    0.40%        0.50%
Return on Average Equity                                    4.68%        4.86%
Net Interest Margin on Average Interest-Earning Assets      3.15%        3.36%
Nonperforming Loans to Total Net Loans                      0.06%        0.08%



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